                                                                     EXHIBIT 5.1

                        [LETTERHEAD OF PERKINS COIE LLP]

                                 April 25, 2003

AT&T Wireless Services, Inc.
7277 164th Avenue NE, Building I
Redmond, WA  98052

      RE:   AT&T WIRELESS SERVICES, INC., REGISTRATION STATEMENT ON FORM S-3

Ladies and Gentlemen:

      We have acted as counsel to AT&T Wireless Services, Inc., a Delaware corporation (the "Company"), in connection with the preparation and filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 (the "Securities Act") and the rules and regulations promulgated thereunder ("Rules") of a registration statement on Form S-3 (such registration statement and any additional registration statement filed pursuant to Rule 462(b) is referred to as the "Registration Statement"), for the registration of the sale from time to time of up to $4,000,000,000 aggregate offering price (or any such further aggregate offering price as may be registered pursuant to Rule 462(b)) of:

      (a) shares of the Company's common stock, par value $0.01 per share (the "Common Stock"),

      (b) shares of the Company's preferred stock, par value $0.01 per share (the "Preferred Stock") and convertible preferred stock (the "Convertible Preferred Stock"),

      (c) debt securities of the Company, which may be either debt securities (the "Debt Securities") or convertible debt securities (the "Convertible Debt Securities"),

      (d) warrants representing rights to purchase Common Stock, Preferred Stock, Convertible Preferred Stock, Debt Securities or Convertible Debt of the Company ("Warrants"),

      (e) stock purchase contracts for the purchase of Common Stock, Preferred Stock or Convertible Preferred Stock of the Company or any combination thereof ("Stock Purchase Contracts"),

      (f) stock purchase units consisting of one or more Stock Purchase Contracts and either Debt Securities, Convertible Debt Securities, Preferred Stock,

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            Convertible Preferred Stock or debt obligations of third parties or any combination of such securities ("Stock Purchase Units")

      (g) depositary shares, evidenced by depository receipts, each representing fractional interests in Preferred Stock (the "Depositary Shares"), and

      (h) guarantees by the Company of the trust preferred securities (the "Trust Preferred Securities") of AT&T Wireless Services Capital Trust I, AT&T Wireless Services Capital Trust II and AT&T Wireless Services Capital Trust III (the "Guarantees," and, together with the Common Stock, Preferred Stock, Convertible Preferred Stock, Debt Securities, Convertible Debt Securities, Warrants, Stock Purchase Contracts, Stock Purchase Units and Depositary Shares, collectively the "Securities").

      The Securities will be sold or delivered from time to time as set forth in the Registration Statement, the prospectus contained therein (the "Prospectus") and supplements to the Prospectus (the "Prospectus Supplements").

      The Debt Securities will be issued in one or more series pursuant to an indenture (together with any supplemental indentures, the "Indenture") to be entered into between the Company and a trustee thereunder (the "Debt Trustee") in substantially the form filed as an exhibit to the Registration Statement. The Convertible Debt Securities will be issued in one or more series pursuant to a convertible debt indenture (together with any supplemental indentures, the "Convertible Debt Indenture") to be entered into between the Company and a trustee thereunder (the "Convertible Debt Trustee") in substantially the form filed as an exhibit to the Registration Statement. The Warrants will be issued pursuant to one or more warrant agreements (each a "Warrant Agreement") to be entered into among the Company and a financial institution identified therein as warrant agent (the "Warrant Agent") in a form that will be filed as an exhibit to a post-effective amendment to the Registration Statement or incorporated by reference therein. The Stock Purchase Contracts will be issued pursuant to one or more stock purchase agreements (each a "Stock Purchase Contract Agreement") to be entered into among the Company and a financial institution identified therein as purchase contract agent (the "Purchase Contract Agent") in a form that will be filed as an exhibit to a post-effective amendment to the Registration Statement or incorporated by reference therein. The Stock Purchase Units will be issued pursuant to one or more stock purchase unit agreements (each a "Stock Purchase Unit Agreement") to be entered into among the Company and a financial institution identified therein as purchase unit agent (the "Purchase Unit Agent") in a form that will be filed as an exhibit to a post-effective amendment to the Registration Statement or incorporated by reference therein. The Depositary Shares will be issued pursuant to one or more deposit agreements (each a "Deposit Agreement") in a form that will be filed as an exhibit to a post-effective amendment to the Registration Statement or incorporated by reference therein. The Guarantees will be issued pursuant to one or more preferred securities guarantee agreements (each a "Guarantee Agreement") to be entered into

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among the Company and a trustee (the "Guarantee Trustee") in a form that will be filed as an exhibit to a post-effective amendment to the Registration Statement or incorporated by reference therein.

      In our capacity as counsel to the Company we have examined (a) the Registration Statement, (b) the form of Debt Indenture to be filed as an exhibit to the Registration Statement, (c) the form of Convertible Debt Indenture to be filed as an exhibit to the Registration Statement, and (d) the originals, or copies identified to our satisfaction, of such corporate records of the Company, certificates of public officials, officers of the Company and other persons, and such other documents, agreements and instruments as we have deemed necessary as a basis for the opinions hereinafter expressed. In our examination, we have assumed the authenticity of all documents submitted to us as originals, the conformity with the originals of all documents submitted to us as copies, and the truth, accuracy and completeness of the information, representations and warranties contained in the Registration Statement and such other documents, agreements and instruments. For purposes of the opinions expressed below, we also assume (a) that the Registration Statement, and any amendments or supplements thereto (including any necessary post-effective amendments), shall have become effective under the Securities Act and (b) with respect to the opinions in Paragraphs 2 and 4 below, compliance by the Company and the Trustee with the terms and conditions of the Debt Indenture or the Convertible Debt Indenture, as applicable, regarding the creation, authentication and delivery of any supplemental indenture to such Indenture.

      Based on and subject to the foregoing, we are of the opinion that:

      1. The Common Stock, when issued, sold and delivered in the manner and for the consideration stated in the Registration Statement, and any prospectus supplement relating thereto, will be duly and validly issued, fully paid and nonassessable.

      2. When (a) the terms of any particular series of Preferred Stock have been established in accordance with the Company's Certificate of Incorporation and the resolutions of the Company's Board of Directors authorizing the issuance and sale of Preferred Stock, (b) a statement of designation conforming to the Delaware General Corporation Law regarding the Preferred Stock has been filed with the Secretary of State of the State of Delaware and (c) the Preferred Stock has been issued, sold and delivered in the manner and for the consideration stated in the Registration Statement, and any prospectus supplement relating thereto, and in accordance with the terms of the particular series as established by the Company's Board of Directors, the Preferred Stock will be duly and validly issued, fully paid and nonassessable.

      3. When (a) the terms of any particular series of Convertible Preferred Stock have been established in accordance with the Company's Certificate of Incorporation and the resolutions of the Company's Board of Directors authorizing the issuance

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            and sale of the Convertible Preferred Stock, (b) a statement of designation conforming to the Delaware General Corporation Law regarding the Convertible Preferred Stock has been filed with the Secretary of State of the State of Delaware and (c) the Convertible Preferred Stock has been issued, sold and delivered in the manner and for the consideration stated in the Registration Statement, and any prospectus supplement relating thereto, and in accordance with the terms of the particular series as established by the Company's Board of Directors, the Convertible Preferred Stock will be duly and validly issued, fully paid and nonassessable.

      4. When the Debt Indenture has been duly authorized, executed and delivered by the Company and qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and assuming due authorization, execution and delivery by the Debt Trustee, the Debt Indenture will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

      5. When (a) the Debt Securities have been duly authorized, (b) the final terms of the Debt Securities have been duly established and approved, and (c) the Debt Securities have been duly executed by the Company and authenticated by the Debt Trustee in accordance with the Debt Indenture and delivered to and paid for by the purchasers thereof as contemplated by the Registration Statement, and any prospectus supplement relating thereto, the Debt Securities will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with the terms thereof and will be entitled to the benefits of the Debt Indenture.

      6. When the Convertible Indenture has been duly authorized, executed and delivered by the Company and qualified under the Trust Indenture Act, and assuming due authorization, execution and delivery by the Convertible Trustee, the Convertible Indenture will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

      7.    When (a) the Convertible Debt Securities have been duly authorized,
            (b) the final terms of the Convertible Debt Securities have been duly established and approved, and (c) the Convertible Debt Securities have been duly executed by the Company and authenticated by the Convertible Trustee in accordance with the Convertible Indenture and delivered to and paid for by the purchasers thereof as contemplated by the Registration Statement, and any prospectus supplement relating thereto, the Convertible Debt Securities will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with the terms thereof and will be entitled to the benefits of the Convertible Indenture.

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      8. When the Warrant Agreement as contemplated by the Registration Statement has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery by the Warrant Agent, the Warrant Agreement will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

      9. When (a) the Warrants have been duly authorized, (b) the terms of the Warrants have been duly established and approved, and (c) the Warrants have been duly executed by the Company and countersigned or authenticated in accordance with the Warrant Agreement and delivered to and paid for by the purchasers thereof as contemplated by the Registration Statement, and any prospectus supplement relating thereto, the Warrants will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with the terms thereof.

      10. When the Stock Purchase Contract Agreement as contemplated by the Registration Statement has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery by the Purchase Contract Agent, the Stock Purchase Contract Agreement will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

      11. When (a) the Stock Purchase Contracts have been duly authorized, (b) the terms of the Stock Purchase Contracts have been duly established and approved, and (c) the Stock Purchase Contracts have been duly executed by the Company and countersigned or authenticated in accordance with the Stock Purchase Contract Agreement and delivered to and paid for by the purchasers thereof as contemplated by the Registration Statement, and any prospectus supplement relating thereto, the Stock Purchase Contracts will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with the terms thereof.

      12. When the Stock Purchase Unit Agreement as contemplated by the Registration Statement has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery by the Purchase Unit Agent, the Stock Purchase Unit Agreement will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

      13. When (a) the Stock Purchase Units have been duly authorized, (b) the terms of the Stock Purchase Units have been duly established and approved, and (c) the Stock Purchase Units have been duly executed by the Company and countersigned or authenticated in accordance with the Stock Purchase Unit Agreement and

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            delivered to and paid for by the purchasers thereof as contemplated by the Registration Statement, and any prospectus supplement relating thereto, the Stock Purchase Units will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with the terms thereof.

      14. When (a) the terms of any particular series of Preferred Stock have been established in accordance with the Company's Certificate of Incorporation and the resolutions of the Company's Board of Directors authorizing the issuance and sale of Preferred Stock, (b) a statement of designation conforming to the Delaware General Corporation Law regarding the Preferred Stock has been filed with the Secretary of State of the State of Delaware, (c) the Preferred Stock has been deposited with a bank or trust company (which meets the requirements set forth in the Registration Statement) under one or more deposit agreements, substantially in the form of the form of Deposit Agreement, which have been duly authorized and validly executed and (d) Depositary Shares, evidenced by depository receipts, are issued, sold and delivered in the manner and for the consideration stated in the Registration Statement, and any prospectus supplement relating thereto, and in accordance with the appropriate depository agreements, the Depositary Shares will be duly and validly issued, fully paid and nonassessable.

      15. The Guarantees will be duly authorized, validly issued and binding obligations of the Company when (a) the Guarantees shall have been qualified under the Trust Indenture Act, and duly executed and delivered by the Company and the Guarantee Trustee; (b) the Company's Board of Directors shall have duly adopted final resolutions authorizing the execution and delivery of the Guarantees, as contemplated by the Registration Statement, and any prospectus supplement relating thereto, and the applicable amended and restated declaration of trust, (c) the Trust Preferred Securities shall have been legally issued, as provided in the applicable amended and restated declaration of trust; and (d) the Guarantees shall have been duly executed and delivered as provided in the applicable Guarantee Agreement so as not to violate any applicable law, agreement or instrument then binding upon the Company.

      The opinions expressed above are subject to the following exclusions and qualifications:

            a. Our opinions are as of the date hereof and we have no responsibility to update this opinion for events and circumstances occurring after the date hereof or as to facts relating to prior events that are subsequently brought to our attention. We disavow any undertaking to advise you of any changes in law.

            b. We express no opinion as to enforceability of any right or obligation to the extent such right or obligation is subject to and limited by
(i) the effect of bankruptcy,

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insolvency, reorganization, receivership, conservatorship, arrangement, moratorium, fraudulent transfer or other laws affecting or relating to the rights of creditors generally, (ii) rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether arising prior to, or after, the date hereof or considered in a proceeding in equity or at law or (iii) the effect of federal and state securities laws and principles of public policy on rights of indemnity and contribution.

            c. We are qualified to practice law in the State of Washington and do not express any opinions herein concerning any laws other than the laws in their current forms of the State of Washington, the Delaware General Corporation Law and the federal laws of the United States of America, and we express no opinion with respect to the laws of any other jurisdiction.

      We consent to the filing of this opinion as an exhibit to the Registration Statement and to the references to our firm in the prospectus made part of the Registration Statement under the caption "Legal Matters." In giving this consent, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act or related Rules nor do we admit that we are experts with respect to any part of the Registration Statement within the meaning of the term "expert" as used in the Securities Act or related Rules.

                                    Very truly yours,

                                    /s/ Perkins Coie LLP

                                    PERKINS COIE LLP